Exhibit 99.1
protecting dreams United Fire Group® INVESTOR PRESENTATION June 29, 2011

UNITED FIRE GROUP: A SOLID INVESTMENT
Reasons supporting United Fire Group as a compelling investment include:
1. Emphasizing heavy commercial lines writings, where pricing is the softest
— Our price reductions are less than when compared to the overall industry — Use of CATography™ and predictive analytics tools — Personal lines writings increasing to 15% — Overall increases for Q1 claimed by other companies — Quote opportunities up 16% over last year — Our hit ratio, as a group, is the highest to date — Rate gains are under $25k — Improvement seen in CAT exposed property areas
2. Exposure to catastrophes — Katrina 1. Total demand of remaining claims is $28 million 2. $17 million in reserves — 2nd Q CATs 1. $30-$35 million after reinsurance
2. adequately reserved with a high level of confi dence
— Purchase reinsurance 1. 1-in-250-year-event level
2. consider realistic disaster scenarios — PMLs (Probable Maximum Losses) have been reduced
1. $285 million in 2006 2. $107 million at December 31, 2010
3. Uncertainty related to the Mercer Insurance Group acquisition and ongoing integration
— Deal closed March 28; integration efforts are proceeding as expected — Merger expenses have been less than budgeted so far
— Substantial opportunity for expense reductions in IT, reinsurance, public company expenses
4. Daily Trading Volume—liquidity
— Looking for long term owners of stock — Establishing a strong fi nancial position — Refl ecting low debt to writings and to capitalization; traditionally debt free
5. Low ROEs (Return on Equity) over last 5 years
— Katrina strained earnings during last 5 years; development has signifi cantly diminished
— Combined ratio, excluding Katrina 2006: 82.9% 2007: 80.8% 2008: 111.1% 2009: 105.5% 2010: 97.9%
— Average of 2.2% paid in dividends over the last 10 years — Excess capital pre-merger strained returns continued on next page

UNITED FIRE GROUP: A SOLID INVESTMENT
— Repurchase of common stock; 323,597 in the 2nd Q of 2011 1. Average price of $ 18.80 2. Total cost of $6 million — Niche products acquired in Mercer Insurance Group purchase — Implementation of 5-year organic growth plan — Life company emphasis on life products versus annuities — Increasing property writings — Coastal exposure reduction since 2006 — Use of CATtography™ and predictive modeling for better pricing decisions — Implementation of economic capital model — Expanding of service center unit — Increased workers compensation writings using predictive modeling — New urban agency appointments — Expanded BOP program 6. Interest Rate risk — Short duration will allow us to take advantage should interest rates increase — Str _____ ess tested our investment portfolio against a wide array of potential interest rate scenarios, included a 400-basis-point interest rate spike 7. Concern related to municipal bond holdings — 25% municipal bonds — 93% of holdings are rated “A” or better — No California bonds — Most holdings are general obligation bonds — V _____ ery few municipals were added to our portfolio during 2010 — Exposure limited to any one issuer 8. Concerns of dwindling industry reserve releases — Consistent reserving practices — Historically reported loss redundancies
Deep discount to book not supported by business fundamentals
3 Concern about Hurricane Katrina development
3 Prolonged length of the soft market
3 Fear of rising interest rates
3 We engage in active catastrophe management, purchasing our catastrophe coverage based upon a 1-in-100 year event, and within PMLs of several Realistic Disaster Scenarios
3 We are able to manage the underwriting cycle by implementing lower price swings between market shifts, helping retain good accounts across the cycles

COMPANY OVERVIEW & OPERATING PHILOSOPHY
Founded by Scott McIntyre Sr. in 1946, United Fire Group provides protection to individuals, businesses and organizations through several regional insurance companies. We are represented by professional independent insurance agents throughout the country, predominantly in the Midwest, West and South. We offer a complete line of products, including commercial insurance, personal insurance, life insurance and surety bonds. Over 870 individuals are employed throughout our offi ces in Cedar Rapids, Iowa (company headquarters); Rocklin, California; Denver, Colorado; Pennington, New Jersey; Lock Haven, Pennsylvania; and Galveston, Texas. We also maintain a claims offi ce in New Orleans, Louisiana.
Since our inception over 60 years ago, United Fire Group has grown into a publicly traded multibillion-dollar company that has the added distinction of being the largest locally headquartered fi nancial institution in Cedar Rapids. We maintain a conservative approach to the management of our business operations, focusing on writing good business at an adequate price and preferring quality to volume.
During 2010, we not only remained fi rmly committed to the core principles that have always guided us in the past, but we also took the opportunity to build toward the future with our acquisition of Mercer Insurance Group. Mercer Insurance presented a very attractive opportunity for us: the company had a long track record of operating profi tably in six states—New Jersey and Pennsylvania on the east coast, and Arizona, California, Nevada and Oregon in the west—with no overlap between our two agency networks. The combined entity will market through more than 1,200 independent agencies in 43 states, plus the District of Columbia, diversifying exposure to weather and other catastrophe risks across its geographic markets.
Over the past six months, our management team and Board of Directors have been working to form a holding company, like many of our peers. Creation of a holding company will make it easier and less expensive to raise capital, as well as easier to allocate capital among companies as needed. We will be asking for Board and shareholder approval later this summer.
Our company stock is listed on the Nasdaq Stock Market LLC under UFCS. For more information about United Fire Group, visit us online at www.unitedfi regroup.com.
3 Iowa Corporation: P&C and life insurance
3 2010 premiums earned: $605 million
3 6 regional offi ces:
3 Cedar Rapids, Iowa (home offi ce)
3 Rocklin, California 3 Denver, Colorado 3 Pennington, New Jersey
3 Lock Haven, Pennsylvania
3 Galveston, Texas
3 Over 870 people employed
3 Nasdaq symbol: UFCS
CONSOLIDATED HIGHLIGHTS As of March 31, 2011 Total Assets $3.5 billion P&C Reserves $913 million Statutory Capital and Surplus $603 million

COMPANY OVERVIEW & OPERATING PHILOSOPHY
GEOGRAPHIC PRESENCE Property and casualty insurance
3 More than 1,200 independent agencies, including Mercer Insurance Companies (as of 3/31/2011)
3 Licensed in 43 states (and D.C.), primarily Midwest, West and South
3 Active in 33 states (including Mercer Insurance Companies)
3 Primarily commercial business
Life insurance
3 964 independent agencies (as of 3/31/2011) 3 Licensed in 29 states, primarily Midwest and West 3 Provides stable net income fl ow 3 Provides product diversifi cation for agents 3 Market fi xed annuites only—no variable rate products
ACQUISITIONS 3 1979 Lafayette _____ DIRECT PREMIUM BREAKDOWN Insurance Company (As of 12/31/2010) CEDAR RAPIDS HOME OFFICE 3 1981 Protective Fire
& Casualty Midwest Underwriting $133 million Company Great Lakes Underwriting $111 million
3 1990 State Auto book of business Personal Lines Underwriting $44 million
3 1990 Addison Farmer’s Surety $20 million Insurance Company GULF COAST REGIONAL OFFICE $91 million
3 1999 American DENVER REGIONAL OFFICE $37 million Indemnity Group of Companies EAST COAST REGIONAL OFFICE $60 million WEST COAST REGIONAL OFFICE $88 million
3 2011 Mercer
Insurance Group TOTAL (pro forma) $584 million

COMPANY OVERVIEW & OPERATING PHILOSOPHY
2010 DIRECT PREMIUM BY STATE (In THOUSANDS) PROPERTY & CASUALTY _____ LIFE INSURANCE CA $ 77,057 13.2% IA $45,336 32.6% TX $ 68,655 11.8% WI $13,942 10.0% IA $ 68,373 11.7% IL $13,629 9.8% NJ $ 44,760 7.7% MN $11,875 8.5% MO $ 40,350 6.9% NE $11,317 8.1% 2010 DIRECT STATUTORY WRITTEN PREMIUM BY PRODUCT LINE (In THOUSANDS)
PROPERTY & CASUALTY _____ LIFE INSURANCE
Fire & Allied Lines $ 246,798 42.2% Annuities $ 92,380 67.6% Other Liability $ 116,616 20.0% Automobile $ 142,639 24.4% Traditional Life $ 27,669 20.2% Workers Comp $ 52,170 8.9% Universal Life $ 14,951 10.9% Surety $ 21,730 3.7% Miscellaneous $ 1,794 1.3% Miscellaneous $ 4,262 0.8% TOTAL $ 584,215 100% TOTAL $ 136,794 100% PROPERTY & CASUALTY COMPETITORS Acuity _____ WR Berkley Companies Nationwide _____ Employers Mutual Auto Owners _____ General Casualty/QBE Cincinnati Insurance _____ Travelers C N A _____ Westfi eld Companies Liberty Mutual Insurance _____ West Bend LIFE COMPETITORS Western Catholic _____ State Farm Pekin _____ Country Companies Auto Owners _____ Cincinnati Life Amerus _____ Motorists Metropolitan _____ Erie Companies Prudential _____ New York Life Illinois Mutual _____ EMC
INSURANCE RATINGS A.M. Best Property and casualty “pooled” companies “A” United Life Insurance Company “A-” Mercer Insurance Group “A”

COMPANY OVERVIEW & OPERATING PHILOSOPHY
TOP 15 CLASSES (in force as of 12/13/2009) WRITTEN PREMIUM DESCRIPTION _____ ALL LINES COMBINED (IN THOUSANDS) %
Concrete Construction $ 38,243 8% Carpentry (Residential) $ 33,292 7% Excavation $ 30,231 7% Building or Premises (Lessors Risk) $ 29,080 6% Carpentry (Not Otherwise Classifi ed) $ 20,276 4% Grading of Land $ 18,287 4% Automobile Repair or Service Shops $ 17,506 4% Electrical Work $ 16,600 4% Metal Goods Manufacturing/Machine Shops $ 15,879 4% Plumbing (Commercial) $ 14,484 3% Plumbing (Residential) $ 14,450 3% Roofi ng (Commercial) $ 12,111 3% Landscaping $ 11,648 3% Heating and Air Conditioning $ 11,315 2% Restaurants $ 10,153 2% TOTALS $293,555 65%

HISTORICAL PERFORMANCE
STATUTORY SURPLUS (IN THOUSANDS)
Note: this table does not include Mercer Insurance Companies.

10-YEAR RETURN ON EQUITY
3333333333333333333333 33333
3333333333333333333333333333333333333333333

RESERVE REDUNDANCY (DEFICIENCY)
BOOK VALUE (Adjusted for Splits)

COMPETITIVE ADVANTAGES
RATE CHANGE COMPARISON
3 Disciplined underwriting
3 Exceptional customer service
3 Superior loss control services
3 Fair and ethical claims handling
3 Effi cient and effective technology
3 Strong agency relationships
UNDERWRITING EXPERIENCE UNDERWRITING LEVEL _____ NUMBER OF EMPLOYEES AT EACH LEVEL
Associate Underwriter 13
Underwriter 45
Senior Underwriter 35
Supervisor 10
Manager 6
AVERAGE EXPERIENCE UFG _____ AVERAGE TOTAL EXPERIENCE _____ EXPERIENCE
7 7
13 15
15 25
16 22
14 25
13 19
Note: this table does not include employees of Mercer Insurance Companies.

AGENCY RELATIONSHIPS
3 We provide coverage our customers need at a reasonable price, preferring quality over volume
3 Continually monitor agencies for compatibility 3 Criteria: loss ratio, volume, relationship 3 Seek “Top Three” position (as measured by direct premiums written) 3 Competitive performance-based compensation
AGENCY FORCE
3 Average agency size: $0.5 million 3 Size of largest agency: $6.7 million 3 Premium from top 20: $82.7 million 3 Premium from top 100: $199.5 million
ENTERPRISE RISK MANAGEMENT ACTIVITIES
3 Established executive ERM committee and Board subcommittee 3 Detailed internal control structure
3 Employment of a number of practices and committees, at both the Board of Directors and management levels, that foster communication across groups, to enhance the coordination of risk management strategies
3 Continuously identify current issues and emerging risks 3 Cyber liability 3 Mercer Insurance Group integration risks
CLAIMS PHILOSOPHY
3 FAIR claims service 3 FAST claims service
3 Use of outside adjusters is infrequent, allowing us to more closely control the adjusting function
3 Conservative reserving practices lead to consistent loss reserve redundancies

COMPETITIVE ADVANTAGES
BOND PORTFOLIO BREAKDOWN
333333333#33$333333
TOP 10 EQUITIES Market Value at 12/31/10
(IN THOUSANDS) US Bancorp 12.9% Cincinnati Financial Corporation 6.8% Abbott Laboratories 6.6% Cummins Inc. 5.7% Wells Fargo & Company 5.2% Wintrust Financial Corporation 5.1% Dow Chemical Company 3.9% General Electric Company 3.4% Boeing Company 3.3% Procter & Gamble Company 3.3%
PORTFOLIO Conservative investing practices INVESTMENT _____ %
Bonds 92% Equity securities 6% Other 2% INVESTMENT WRITE-DOWNS (IN THOUSANDS) 2005 2006 2007 2008 2009 2010
$1,208 $ 406 $ 105 $9,904 $18,306 $ 459

CAPITAL MANAGEMENT 3 Strong economic capital position (BCAR) 3 Prudent reinsurance programs 3 Modest debt to capital ratio 3 Conservative investments 3 History of consistently conservative reserves 3 Use of capital—Mercer Insurance companies purchase 3 Share repurchase 3 Extension of existing share repurchase approved by Board
3 Authorizing purchase of an additional 1 million shares of common company stock
3 Extending program expiration date to August, 2013 3 Repurchased 323,597 shares of common stock as of 2nd Q of 2011
3 Average price: $18.80 3 Total cost: $6 million
3 Replacement of current short-term fi nancing balances by debt issuance later in 2011

2008-2009 UNDERPERFORMANCE
REINSURANCE PROGRAM 3 2011 Catastrophe program 3 $20M retention 3 95% excess of $20M, up to $200M 3 2011 Core program 3 $2M retention 3 $15M per risk coverage 3 $40M per occurrence coverage
EVENTS IN 2008-2009 3 Hurricane Katrina development of $65 million due to unfavorable court rulings 3 Record number of catastrophe events in 2008 contributed $76 million to our losses 3 A fl ood in 2008 forced us from our home offi ce to a temporary location for 11 weeks
3 Hurricanes Ike and Gustav in 2008 forced temporary closings of our Galveston and New Orleans offi ces
3 Financial downturn in 2008-2009 required investment write-downs of $28 million
CATASTROPHES (Figures shown net of reinsurance, as of March 31, 2011, except Spring Storms) 1992 Hurricane Andrew $28.1 million assumed 1994 Northridge earthquake $5.6 million assumed 2000 New Orleans hailstorm $25.5 million 2001 9/11 events $11.6 million assumed 2002 Hurricane Lili $9.3 million 2004 Hurricanes Charley, Frances and Jeanne $13.9 million 2005 Hurricanes Katrina and Rita $312.6 million 2008 Hurricanes Gustav and Ike $35.2 million 2011 Global CAT losses $10 million assumed 2011 Spring storms (Tuscaloosa & Joplin) $30-35 million

CAT MANAGEMENT
REALISTIC DISASTER SCENARIOS* BASED ON APRIL 2010 DATA; $ IN MILLIONS
UFG _____ UFG RETURN _____ INDUSTRY _____ INDUSTRY SCENARIO _____ GROSS LOSS _____ PERIOD _____ GROSS LOSS _____ RETURN PERIOD
RDS 1. Katrina-type event impacting the New Orleans area 187.2 241 40,679.0 18
HURRICANE
2. Strong CAT 4 storm impacting
Galveston/Harris County 169.4 201 126,790.2 115
3. Moderate CAT 3 storm impacting
UFG’S Tampa/St. Petersburg, FL 50.8 33 51,563.0 25
4. Two-landfall event on central FL and
| then Lake Charles, LA/Beaumont, TX 27.7 16 13,711.3 5 RDS 5. Miami-Dade windstorm: HURRICANE FL-SE_Cat5, LA_Cat3 5.5 5 137,797.8 136
6. Pinellas windstorm:
FL-SW_Cat4, SC_Cat4 113.3 109 122,986.6 108 LLOYD’S 7. Gulf of Mexico windstorm Onshore: TX-N_Cat5 129.5 134 115,950.0 97

INITIATIVES & STRATEGIES MOVING FORWARD
UTILIZE NEW UNDERWRITING TOOLS
3 Use CATography™ to 3 Improve risk selection process 3 Improve exposure management
3 Use predictive analytics for risk selection and improved profi tability
Using CATography™ By simply entering the address or clicking on a location, underwriters can view a property and evaluate the potential catastrophe exposure. This example reveals that the property owner has a hockey rink—undeclared in the insured’s application—a hazard that warrants underwriter review. In addition to standard location views, underwriters can access high-resolution satellite and aerial imagery of properties.
NATIONAL RECOGNITION 3 Super Regional Property/Casualty Insurer™ by Insurance Journal 3 Top 10 Ease of Doing Business Performer by Deep Customer Connections Inc.
3 Named one of the most trustworthy publicly traded companies by Forbes and Audit Integrity

ACQUISITION OF MERCER INSURANCE GROUP GEOGRAPHIC DIVERSIFICATION
3 Provides expansion of core commercial business outside of Midwest into Mid-Atlantic and West Coast states
3 Diversifi es risk profi le of the company and adds a signifi cant amount of premium 3 (20%+) in states where United Fire does not currently operate
3 Achieves a better spread of catastrophe risk as Mercer Insurance Group’s book of business would not contribute at all to United Fire’s Gulf exposure
ECONOMIES OF SCALE
3 Increased scale of combined company provides some protection against competition and enhances leverage with agents, reinsurers, and vendors
3 The combined company would be a top 100 P&C writer in the U.S. based on DPW with $600 million, over $3.5 billion in assets and approximately $650 million in statutory surplus (depending on fi nancing structure)
PRODUCT DIVERSIFICATION
3 Mercer Insurance Group offers a waste haulers program and religious institutions program
3 Ability to export United Fire products (Signature Premier, surety and life) and underwriting expertise (predictive modeling and CATography™) across Mercer Insurance Group operation
SIMILAR CULTURES 3 Shared conservative underwriting and investment philosophy 3 Focus on professional independent insurance agents 3 Shared commitment to customer service and fair claims handling
OTHER
3 Geographic and product diversifi cation should lead to less volatility in the combined group’s earnings
3 Our generalist approach to business, combined with Mercer Insurance Group’s niche programs will also create diversifi cation

KEY INVESTMENT CONSIDERATIONS
3 Experienced senior management
3 Proactive capital management
3 Financial strength
3 Consistent reserving practices and historically reported loss redundancies
3 Conservative investment philosophy
3 Renewed focus on organic growth
3 Local market knowledge, with decentralized underwriting and marketing, while claims, and back-offi ce functions are effi ciently centralized

RANDY A. RAMLO President/Chief Executive Offi cer Years at UFG: 27 Years in industry: 27
3 Directs and monitors the business operations of all our offi ces and business segments 3 Oversees the implementation of corporate policies on a day-to-day basis 3 1984: joined company as an underwriter 3 1996 to 2001: commercial underwriter 3 2001: named VP, Surety 3 2004: appointed EVP, United Fire Group 3 2007: appointed president and CEO 3 BA from University of Northern Iowa 3 Professional designations: ARM, CPCU, AIM and AFSB 3 Board member: Cedar Rapids Museum of Art 3 Board member: Iowa College Fund 3 Board member: Priority One, an economic development group 3 Executive Advisory Board: University of Northern Iowa College of Business 3 Board member: Cedar Rapids Bank & Trust 3 Member: CPCU Society and Surety Assoc. of Iowa
MICHAEL T. WILKINS Executive Vice President Years at UFG: 25 Years in industry: 25
3 Responsible for Mercer Insurance Group integration
3 Responsible for development of information technology
3 Directs company’s reinsurance and personal lines segments
3 1985: joined UFG as computer programmer 3 1990 to 1998: Product support manager 3 1998: named VP of Central Plains regional offi ce 3 2002: named VP of administration 3 2007: appointed EVP 3 BS and MBA from University of Iowa 3 Professional designations: ARP, CPCU
3 Board member: United Way of East Central Iowa and Four Oaks
3 Member: CPCU Society

DIANNE M. LYONS Vice President/Chief Financial Offi cer Years at UFG: 27 Years in industry: 27
3 Directs the company’s fi nancial goals, objectives and budgets
3 Oversees investor relations 3 Oversees regulatory fi lings 3 1983: joined UFG as records librarian 3 1984 to 1985: accounting general clerk 3 1986 to 2000: accountant 3 2000: promoted to controller and accounting manager 3 2003: named vice president of United Fire 3 2006: appointed chief fi nancial offi cer 3 BA from Coe College
3 Professional designations: AIAF, AAM, CPCU, LOMA LEVEL 1
3 Member: CPCU Society
MICHAEL J. SHEELEY VP/COO UNITED LIFE INSURANCE COMPANY Years at UFG: 25 Years in industry: 25
NEAL R. SCHARMER VP/General Counsel Years at UFG: 15 Years in industry: 21
BARRIE W. ERNST VP/CIO Years at UFG: 8 Years in industry: 31
DAVID E. CONNER VP/CCO Years at UFG: 12 Years in industry: 28

UNITED FIRE GROUP®
118 Second Avenue SE Cedar Rapids, Iowa 52401 www.ufgAgent.com 1-800-332-7977